Exhibit 10.a


                      AMENDMENT NO. 1 TO PURCHASE AGREEMENT


     This Amendment No. 1 to Purchase Agreement (this "AMENDMENT") is made and entered into this 1st day of September, 2004, by and among CCE Holdings, LLC, a Delaware limited liability company ("PURCHASER"), Enron Operations Services, LLC, a Delaware limited liability company ("EOS"), Enron Transportation Services, LLC, a Delaware limited liability company ("ETS"), EOC Preferred, L.L.C., a Delaware limited liability company ("EOC"), and Enron Corp., an Oregon corporation ("ENRON" and, collectively with EOS, ETS and EOC, "SELLERS").

     WHEREAS, the parties to this Amendment entered into a Purchase Agreement dated as of June 24, 2004 (the "AGREEMENT");

     WHEREAS, SECTION 12.10 of the Agreement provides that the Agreement (including the schedules and exhibits thereto) may be amended by an instrument in writing signed by each party to the Agreement; and

     WHEREAS, the parties desire to make certain amendments to the Agreement to memorialize their current intent with respect to the subject matter thereof.

     NOW, THEREFORE, in consideration of the premises and agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

     1. DEFINED TERMS. All capitalized terms used, but not defined, in this Amendment shall have the meanings given to such terms in the Agreement.

     2. SECTION 2.1.SECTION 2.1 of the Agreement shall be deleted and replaced in its entirety with the following:

             2.1 PURCHASE PRICE. The purchase price for the Equity Interest shall be an amount equal to (i) $2,450,000,000 less the Transwestern Debt Amount (the "PRELIMINARY PURCHASE AGRREMENT"), plus (ii) an amount, which may be positive or negative, calculated pursuant to SCHEDULE 2.1 (the Preliminary Purchase Price, after giving effect to all adjustments contemplated pursuant to SCHEDULE 2.1, is referred to herein as the "PURCHASE PRICE").

     3. FINANCIAL CAPABILITY. Purchaser hereby represents that it has provided Sellers true and complete copies of updated Commitment Letters described in
SECTION 5.6 of the Agreement which provide adequate funds to cover the Purchase Price, as increased by this Amendment.

     4. NONSOLICITATION. Notwithstanding anything to the contrary in the Agreement, prior to entry of the Approval Order or a decision by the Bankruptcy Court not to enter the Approval Order, Sellers shall not, directly orindirectly, pursue or facilitate any Alternative Transaction or solicit, accept,facilitate, review, cooperate with, discuss, or provide information in connection with, any offer, inquiry, proposal, bid or indication of interest from any Person, or respond to any inquiries from or engage in any negotiations with any Person, or share any information regarding Purchaser or any of the Transfer Group
Companies, with respect to or in possible contemplation of any Alternative Transaction, and Sellers shall not assist, cooperate with or help to facilitate any other Person in taking or effecting any such actions. In addition, Sellers shall not seek to postpone the hearing on the Approval Order scheduled for September 9, 2004.

     5. SECTION 6.18. SECTION 6.18 of the Agreement shall be deleted and replaced in its entirety with the following:

             6.18. REGULATORY APPROVALS. As promptly following the entry of the Bidding Procedures Order by the Bankruptcy Court as is reasonably practicable, Southern Union Company and Purchaser shall commence commercially reasonable efforts to obtain all of the consents and approvals identified on SCHEDULE 5.3(B) as being required to be obtained in connection with the consummation of the transactions contemplated by this Agreement. Following receipt of such consents or approvals, Purchaser agrees not to take any action that would be in violation of such consents or approvals, or of any agreements or understandings entered into with Governmental Authorities in connection therewith.

     6. SELLERS' DISCLOSURE SCHEDULES. SCHEDULES 4.5(A), 4.5(F), 4.8(A), 4.11(A),4.11(B), 4.13(D), 4.13(G), 4.21, 4.22, 6.2(B) and 6.15(A) of Sellers'
Disclosure Schedules attached to the Agreement shall be deleted and replaced in their entirety with SCHEDULES 4.5(A), 4.5(F), 4.8(A), 4.11(A), 4.11(B), 4.13(D),
4.13(G), 4.21, 4.22, 6.2(B) and 6.15(A) attached hereto.

     7. CONSENT TO SUBLEASE. Purchaser hereby consents to the execution of an amendment to the Sublease with respect to the Company's office space located in Houston, Texas, which releases the computer room located on the 5th floor of 4 Houston Center from such Sublease, while giving the Company the continued right to use the computer room to operate its equipment during the term of the TSSA and Enron and its affiliates the continued right to access the computer room through the sublease premises.

     8. PURCHASER ACKNOWLEDGEMENT.Purchaser hereby represents to Sellers that it has no knowledge as of the date of this Amendment of any breach by Sellers of any of Sellers' representations, warranties or covenants contained in the Agreement.

     9. ENTIRE AGREEMENT. This Amendment, the Agreement, the Confidentiality Agreements, the Transaction Documents and the Stipulation and Order among Debtors, Creditors' Committee and CCE Holdings, LLC Regarding CrossCountry Energy, LLC, including the schedules and exhibits thereto, represent the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and thereof.

     10. NO OTHER MODIFICATION. Except as set forth in this Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

     11. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     12. GOVERNING LAW. THIS AMENDMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT, AND ANY CLAIM OR CONTROVERSY DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE GOVERNED BY AND INTERPRETED, CONSTRUED, AND DETERMINED IN ACCORDANCE WITH, THE APPLICABLE PROVISIONS OF THE BANKRUPTCY CODE AND THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICT OF LAWS PROVISION THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).



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                                SIGNATURE PAGE TO
                      AMENDMENT NO. 1 TO PURCHASE AGREEMENT


                                SIGNATURE PAGE TO
                      AMENDMENT NO. 1 TO PURCHASE AGREEMENT
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                         CCE HOLDINGS, LLC



                         By: /S/ THOMAS F. KARAM
                             -------------------------
                             Name: Thomas F. Karam
                             Title: President


                         ENRON OPERATIONS SERVICES, LLC

                         By: Enron Transportation Services, LLC, its Sole Member
                         By: EOC Preferred, L.L.C., its Sole Member
                         By: Enron Corp., its Sole Member



                         By: /S/ GEORGE M. MCCORMICK III
                             ---------------------------
                             Name: George M. McCormick III
                             Title: Managing Director,
                                    Corporate Development


                         ENRON TRANSPORTATION SERVICES, LLC
                         By: EOC Preferred, L.L.C., its Sole Member
                         By: Enron Corp., its Sole Member



                         By: /S/ GEORGE M. MCCORMICK III
                             ---------------------------
                             Name: George M. McCormick III
                             Title:  Managing Director,
                                     Corporate Development


                         EOC PREFERRED, L.L.C.

                         BY: ENRON CORP., ITS SOLE MEMBER



                         By: /S/ GEORGE M. MCCORMICK III
                             ---------------------------
                             Name: George M. McCormick III
                             Title:  Managing Director,
                                     Corporate Development


                         ENRON CORP.



                         By: /S/ GEORGE M. MCCORMICK III
                             ---------------------------
                             Name: George M. McCormick III
                             Title:  Managing Director,
                                     Corporate Development